UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2015

NORTHWEST BIOTHERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-35737	94-3306718
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 800 Bethesda, MD 20814

(Address of principal executive offices)

(204) 497-9024

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 2, 2015, Northwest Biotherapeutics, Inc., a Delaware corporation (the “Company”), entered into a stock purchase agreement (the “Agreement”) with Woodford Investment Management LLP as agent for the CF Woodford Equity Income Fund and other clients (collectively, “Woodford”). Pursuant to the Agreement, the Company has agreed to sell, and Woodford has agreed to purchase, 5,405,405 shares of the Company’s unregistered common stock, par value $0.001 per share (the “Shares”), at a purchase price of $7.40 per Share for an aggregate purchase price of $40,000,000. The sale of the Shares is taking place in two separate closings as follows: (i) 1,554,054 shares for a purchase price of $11,500,000 which closed on April 8, 2015; and (ii) an additional 3,851,351 shares for a purchase price of $28,500,000 which will close on or before April 30, 2015 (or such other date as mutually agreed by the parties). There are no warrants, pre-emptive rights or other rights or preferences.

Further, pursuant to the terms of the Agreement, the Company has agreed to register the Shares in a registration statement on Form S-3 (the “Registration Statement”) no later than two weeks after the second closing, and to use commercially reasonable best efforts to complete the registration of the Shares within 60 days after filing the Registration Statement with the U.S. Securities and Exchange Commission.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement, which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 3.02	Unregistered Sales of Equity Securities.

The information required to be disclosed in this Item 3.02 is incorporated herein by reference from Item 1.01.

The securities described in Item 1.01 above were offered and sold in reliance upon exemptions from registration pursuant to Section 4(2) under the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506 of Regulation D promulgated thereunder. The offering was made to an “accredited investor” (as defined by Rule 501 under the Securities Act). In addition, the sale of securities did not involve a public offering; the Company made no solicitation in connection with the sale other than communications with the investor; the Company obtained representations from the investor regarding its investment intent, experience and sophistication; and the investor either received or had access to adequate information about the Company in order to make an informed investment decision.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

10.1	Stock Purchase Agreement, dated April 2, 2015, by and between Northwest Biotherapeutics, Inc. and Woodford Investment Management LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NORTHWEST BIOTHERAPEUTICS, INC.

Date: April 8, 2015	By:	/s/ Linda Powers
Name: Linda Powers
Title: Chief Executive Officer